UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of Earliest Event Reported):       May 2, 1997



                         CONSUMERS FINANCIAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                  PENNSYLVANIA
                 (State or Other Jurisdiction of Incorporation)

         0-2616                                              23-1666392
(Commission File No.)                                       (I.R.S. Employer
                                                            Identification No.)



1200 Camp Hill By-Pass, Camp Hill, Pennsylvania             17011-3774
(Address of Principal Executive Offices)                   (Zip Code)


                                  717-761-4230
              (Registrant s Telephone Number, Including Area Code)

                             FORM 8-K CURRENT REPORT



ITEM 5. OTHER EVENTS

On May 2, 1997, Consumers Financial Corporation (the Company ) and LaSalle Group, Inc. ( LaSalle ) agreed to forbear on exercising their respective rights to terminate the Agreement and Plan of Merger dated October 30, 1996, as amended (the Agreement ), until after June 15, 1997. This agreement between the parties was based upon LaSalle s further agreement to waive the requirements of Section 3.5 of Article III of the Agreement after May 15, 1997, so that the Company could at that time receive or solicit, directly or indirectly, other offers from third parties for the sale of its assets or shares of its capital stock. LaSalle agreed to waive the requirements of
Section 3.5 only if it could not provide to the Company by May 15, 1997 satisfactory evidence of the cash funds necessary to obtain regulatory approvals and to consummate the Merger under the terms of the Agreement.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
        (a)  Financial Statements of Business Acquired
            Not Applicable
        (b)  Pro Forma Financial Information
            Not Applicable
        (c)  Exhibits

        99   Letter agreement regarding waiver of termination and non-
                 solicitation provisions of Agreement and Plan of Merger

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          CONSUMERS FINANCIAL CORPORATION
                                                       Registrant




Date:     May 8, 1997                 By      /S/ James C. Robertson

                                              James C. Robertson, President
                                                and Chief Executive Officer




Date:     May 8, 1997                 By     /S/ R. Fredric Zullinger
                                              R. Fredric Zullinger
                                                Senior Vice President, Chief
                                                Financial Officer and Treasurer